Exhibit 10.22

Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from the exhibit because it is (i) not material; and (ii) would be competitively harmful if publicly disclosed.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 1 OF 33

THIS PRODUCT SUPPLY AND STORAGE AGREEMENT (this “Agreement”) is made and entered into as of this 12th day of August, 2016 (the “Effective Date”), by and among UNITED NATURAL FOODS, INC. (“Supplier”), and THE FRESH MARKET, INC. (“TFM”).

WHEREAS, TFM is in the business of marketing and selling various fresh, frozen, refrigerated, packaged and/or other food products and related goods (collectively, the “Products”) at its stores and related facilities throughout the United States (each, a “TFM Store”, and collectively, the “TFM Stores”);

WHEREAS, Supplier is in the business of procuring, storing, warehousing, handling and distributing goods and other products similar or identical to the Products, and has warehouse facilities located throughout the United States (each, a “Supplier Facility”, and collectively, the “Supplier Facilities”) to provide such procurement, storage, warehousing, handling and delivery of Products for TFM, and distribution of such Products to motor carriers and related transportation providers for delivery to TFM Stores and/or other distribution facilities and logistics providers, all as more particularly described in this Agreement and the attached Exhibits (collectively, the “Services”); and

WHEREAS, TFM desires for Supplier to provide such Services to TFM and Supplier agrees to provide such Services to TFM, all upon the terms as set forth herein;

WHEREAS, TFM and a subsidiary of Supplier, Haddon House Food Products, Inc. (“Haddon House”) entered into a Distribution Agreement dated as of April 16, 2012 (as may have been amended, the “Haddon House Agreement”), regarding TFM’s provision of certain products from Haddon House; and

WHEREAS, TFM and Supplier (on behalf of Haddon House) wish to enter into a new agreement, and TFM and Supplier hereby agree that the Haddon House Agreement shall, effective as of the Transition Completion Date (as defined below in Section l(a)), be terminated and otherwise superseded by this Agreement;

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	TERM.

(a)    Commencement Date; Term. The parties’ obligations contained in this Agreement will commence as of the Effective Date; provided, however, Supplier shall not be required to begin delivering Products to any TFM Stores until Supplier receives no less than thirty (30) days’ advance written notice from TFM directing Supplier to commence deliveries of Products to certain TFM Stores as specified by TFM (the “Commencement Date”). In no event shall the Commencement Date be later than December 31, 2016 unless the parties otherwise mutually agree to a later Commencement Date. This Agreement shall remain in full force and effect until the third (3rd) anniversary of the Commencement Date (the “Initial Term”), unless terminated earlier in accordance with the provisions of this Agreement; provided, however, this Agreement shall renew automatically for additional one (1)-year terms (each, a “Renewal Term” and together with the Initial Term, collectively, the “Term”) unless either party gives the other party not less than one hundred (180)-days prior written notice before the end of the Initial Term or any Renewal Term of its intent to terminate this Agreement.

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(b)    Pilot and Transition Completion Date.

(i)    The parties intend that there shall be a “Pilot Period” during which Supplier shall supply Products to certain TFM Stores (such TFM Stores to be chosen by TFM at its sole discretion, whether Supplier is the sole supplier for such Pilot Period or not). The Pilot Period shall begin on a mutually agreed-to date after the Commencement Date and shall run for a mutually agreed-to time period prior to the Transition Completion Date (as defined below in Section l(b)(ii)).

(ii)    The parties acknowledge and agree that TFM will be transitioning from Haddon House (a subsidiary of Supplier) to Supplier’s distribution network for the supply of certain products from Supplier, and the parties anticipate such transition will be completed by no later than March 1, 2017 (the “Transition Completion Date”); provided, however, in the event TFM needs more time for a full transition, then such reasonable additional transition time shall be allowed with no penalty on either party, and TFM shall notify Supplier of the actual Transition Completion Date, and such actual transition date shall be amended to effect the final Transition Completion Date as provided in the notification from TFM to Supplier.

(c)    Termination by either party. If an order for relief is entered against a party in any bankruptcy proceeding; or if a party makes a general assignment for the benefit of creditors; or if a receiver is appointed for all or a portion of a party’s property; or if a party disobeys or disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, then the other party may, without prejudice to any other right or remedy, terminate this Agreement at its convenience. If either party fails to prosecute diligently the obligations to be performed under this Agreement, or if either party otherwise defaults under this Agreement, and fails to cure such default within thirty (30) days after written notice from the other party, then the non-defaulting party may, without prejudice to any other right or remedy, immediately terminate this Agreement. Notwithstanding any other provision of this Agreement, TFM has the right to terminate this Agreement at its convenience without any liability hereunder at any time upon [***] written notice to Supplier (the “Termination for Convenience”); provided, however, TFM shall not have the right for any such Termination for Convenience to be effective until [***] after the Transition Completion Date.

(d)    Wind-Down Period. Upon termination of this Agreement by either party, TFM may elect in writing to continue this Agreement for up to [***] days after the effective termination date (the “Wind-Down Period”). During any Wind-Down Period, the parties will continue to perform their respective obligations under this Agreement. In addition, during the Wind-Down Period, Supplier will cooperate and assist TFM in its transition of the Services being provided by Supplier under this Agreement. To that end, promptly upon notice from either party to terminate this Agreement, senior executives from each party shall meet and exercise good faith to agree upon a written transition plan, which shall at a minimum include provisions designed to ensure the following:

(i)    that the parties continue to act in the ordinary course of business pursuant to the terms of this Agreement;

(ii)    that no deductions are taken by TFM during the Wind-Down Period that are inconsistent with those taken in the [***] months preceding the notification; and

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(iii)    that TFM purchase a reasonable amount of excess inventory from Supplier so as to ensure Supplier is not unreasonably impacted by purchases made in furtherance of its obligations under this Agreement.

2.	SUPPLIER PROCUREMENT; ORDERING; PRODUCT OBLIGATIONS.

(a)    Product Availability. Supplier shall make available at all times to TFM all stockkeeping units (“Skus”) and related Products that Supplier offers to any and all of its other customers, including but not limited to all Skus and any other Products along with their respective corresponding minimum shelf-life and any other expiration dates (each, a “Shelf-Life Period”, and collectively, the “Shelf-Life Periods”). While specific “expiration dates” will vary from product to product, most grocery items will have a minimum of [***] Shelf-Life Period and most “perishable items” (which include, without limitation, all meat/poultry/pork/fish, all fruits and vegetables, and all products that must be refrigerated) will have a minimum of [***] Shelf-Life Period. Notwithstanding the foregoing, all such Shelf-Life Periods shall be pursuant to the categories and charts as set forth on Exhibit A.

(i)    Notwithstanding the above, the Shelf-Life Periods for the TFM Skus (as defined below in Section 2(b)(i)) and TFM Private Label Products are more specifically set forth on Exhibit A and as may be updated from time to time by agreement of the parties.

(ii)    In the event Supplier discontinues or otherwise does not make available a Sku that TFM has been purchasing pursuant to this Agreement, then if requested by TFM, Supplier shall employ [***] efforts to provide a substantially similar substitution Sku.

(b)     Additional Skus; TFM Private Label Products.

(i)    As of the Effective Date, the parties acknowledge and agree that TFM currently sells certain Skus which are not offered for sale or other distribution by Supplier which are listed within Exhibit A (the “TFM Skus”). Supplier agrees to add additional TFM Skus as may be reasonably requested by TFM from time to time in order to service the TFM Stores.

(ii)    TFM Private Label Products. Supplier shall procure and make available to TFM those certain Products, as directed by TFM with respect to the actual Product specifications and the quantities and amounts, and at such time periods as dictated by TFM, which are obtained by Supplier exclusively for TFM and to include any special design, logo, label, or other similar feature to be offered only as a private label Product for TFM (the “TFM Private Label Products”). The parties acknowledge and agree that in no event shall any custom orders entered by Supplier for TFM of Products that are otherwise available to be offered to other customers of Supplier be considered a TFM Private Label Product. TFM shall cooperate with Supplier and use commercially reasonable efforts to ensure that the TFM Skus and the TFM Private Label Products purchased by Supplier for TFM do not become obsolete or outdated. TFM and Supplier agree to meet once every quarter during the Term to discuss the TFM Skus and the TFM Private Label Products, including turn rates, average stock days of TFM Skus and TFM Private Label Products and any other issues or concerns with TFM Skus and TFM Private Label Products. In no event shall TFM be responsible for TFM Private Label Product damaged by Supplier, significant over ordering by Supplier, mismanaged rotations, or mishandling by Supplier. TFM shall repurchase any TFM Skus and TFM Private Label Products acquired by Supplier in good

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faith based upon TFM provided forecasts or historical usage, unless TFM specifically instructed Supplier via adequate prior written notice to not purchase said TFM Skus or TFM Private Label Products or advised Supplier in writing of a change to its demand for TFM Skus or TFM Private Label Products. Moreover, except in the event of a breach by Supplier under this Agreement, TFM shall repurchase any TFM Skus and TFM Private Label Products acquired by Supplier for TFM that remain at a Supplier Facility following any TFM promotion, and upon termination of this Agreement for any reason, TFM shall purchase all such TFM Skus and TFM Private Label Products under Supplier’s care, custody and control as of the date of notice of such termination, and including any TFM Skus and TFM Private Label Products purchased by Supplier after the date of notice of such termination to enable Supplier to satisfy its obligations under this Agreement, including but not limited to its obligations to follow any written transition plan during a Wind-Down Period.

(iii)    TFM shall pay Supplier the following charges for any TFM Private Label Products that remain unsold to TFM for [***] days or more after being received by Supplier at any of the Supplier Facilities. All charges will be prorated for partial pallets.

•	Dry Freight: [***]

•	Temperature Controlled Freight-[***]

(iv)    Warehousing and Storage of TFM Private Label Products. Supplier shall provide warehousing and storage of the TFM Private Label Products utilizing the specifications, temperature zones and related guidelines for such TFM Private Label Products as required by the guidelines of the producer of such TFM Private Label Product, copies of which TFM shall provide to Supplier, or any other more strict guidelines and specifications as provided from time to time by TFM. Supplier agrees to provide any and all warehousing and storage space as required by TFM throughout the Term for such TFM Private Label Products.

(c)    Ordering; Order Minimums; Outbound Distribution for TFM Stores.

(i)    TFM shall provide Supplier with each TFM Store’s orders of Products pursuant to the ordering schedules as set forth on Exhibit B, as may be updated from time to time by mutual agreement of the parties. Supplier shall deliver to each TFM Store such Products ordered for such TFM Stores pursuant to the delivery schedule and times as set forth on Exhibit B (each, a “Delivery Time”, and collectively, the “Delivery Times”), as may be updated from time to time by mutual agreement of the parties. Supplier agrees to provide no less than [***] deliveries per week to each TFM Store, subject to the [***] minimum order volume referenced below.

(ii)    Each order of Products by TFM shall be no less than [***] in value per TFM Store per delivery.

(iii)     The parties have agreed to the delivery schedule and times set forth herein. Notwithstanding, Supplier will employ commercially reasonable good faith efforts to be available on an emergency basis subject to Supplier’s standard operational procedures and excluding the following holidays: Easter, Thanksgiving Day, Christmas Day and New Year’s Day.

(iv)    Once submitted, an order cannot be canceled without Supplier’s consent.

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(v)    Supplier shall not be charged or required to pay “lumper fees” or other fees associated with handling Product after delivery at the applicable TFM Store dock.

(vi)    All deliveries are “drop and go” unless otherwise mutually agreed to from time to time by TFM and Supplier. If a Supplier driver is detained longer than a negotiated time, a commercially reasonable delivery detention charge may apply.

(vi)    TFM shall be required to sign the billing manifest upon delivery or pick-up.

3.	NO EXCLUSIVITY; PROMOTIONALS.

(a)    No Exclusivity; No Minimums. The parties acknowledge and agree that Supplier shall not be considered an exclusive provider to TFM of any of the Products or other products nor shall TFM be required to purchase any minimum amounts of Products pursuant to this Agreement. Notwithstanding, TFM shall provide Supplier no less than [***] weeks’ prior written notice of its intent to move a Product supplied by Supplier to another distributor. TFM shall further work in good faith with Supplier to move any inventory that Supplier purchased based on TFM’s promotional forecasting.

(b)    Promotional Ordering Process. TFM will pre-book with Supplier the store level orders of promotional items for the TFM Stores no less than [***] weeks prior to the promotional event. TFM will use its commercially reasonable efforts to ensure these pre-book orders represent the approximate expected order volume for such promotional event, and in any event, no such changes to the promotional event ordering shall be allowed less than [***] weeks prior to the beginning of the promotional event. For displays, shippers, and seasonal orders, TFM will provide additional advanced notice to coincide with product lead times as required by Supplier, which in no case will be less than the minimum [***] weeks. Calculating lead time will not begin until a Product item is fully set up in Supplier’s system as an available Sku.

(c)    In the event Supplier advances any promotional monies to TFM on behalf of a vendor or manufacturer, Supplier will bill back to TFM any promotional monies that are subsequently denied by the vendor or manufacturer or its authorized representative.

4.	SUPPLIER FILL RATES.

(a)    Minimum Fill Rate. Supplier shall maintain the following minimum Fill Rates (as defined below in Section 4(b)) for each week (an “Order Period”): (i) during the period from the Commencement Date to the Transition Completion Date, [***]; and (ii) beginning on the day following the Transition Completion Date and continuing through the remainder of the Term, [***] (the “Minimum Fill Rate”). In addition to the Minimum Fill Rate, Supplier shall maintain minimum pick accuracy with respect to the Products ordered of no less than [***].

(b)    Definition of Fill Rate. As used herein, the term “Fill Rate” shall mean the percentage arrived at by dividing (i) as the numerator, the number of Pieces of Product (for purposes of this Agreement each “Piece” shall mean one Supplier ordering unit) ordered by TFM for delivery within an Order Period and which are delivered during such Order Period (collectively the “Delivered Product”), by (ii) as the denominator, the amount obtained by subtracting (A) the number of Pieces of Product ordered by TFM but which are not delivered during such Order Period due to any Permitted Outs (as defined below in this Section 4(b)) from (B) the number of Pieces of Product ordered by TFM for delivery or pick

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up within such Order Period. By way of example only and not limitation, if the number of Delivered Pieces during a particular Order Period were 9,300, the number of Pieces of Product ordered were 10,000 and the number of Permitted Outs were 400, then the Fill Rate for such Order Period would be ninety-seven percent (97%) (10,000- 400 = 9,600, and 9,300 ÷ by 9,600 = .97). The Fill Rate is calculated as a whole across all TFM Stores as a chain code and not on a rooftop basis. Further, as used herein, the term “Permitted Outs” shall mean Products which are ordered by TFM but which are not delivered due to factors beyond Supplier’s control, which shall be limited to: [***].

(c)    Fill Rate Failures. In the event Supplier fails to maintain the Minimum Fill Rate during any consecutive [***] Order Periods, and such failure is not the result of failure by TFM to work cooperatively with Supplier (such as a failure by TFM to maintain up to date Product information for scanning, or appropriate advance notice from TFM with respect to seasonal and promotional items and unusual orders), such failure shall be considered a “Fill Rate Failure”. In such event, TFM will be entitled to compensation for each Fill Rate Failure for each Order Period following thereafter that Supplier fails to meet the Minimum Fill Rate in an amount equal to: [***] of the difference between the multiple of [***] times (x) the dollar amount of the Products ordered during that Order Period and the dollar amount of the Products actually delivered pursuant to such Order Period (the “Fill Rate Penalty Fee”). Should Supplier subsequently satisfy the Minimum Fill Rate for at least a one [***] period, such Fill Rate Failure shall be deemed cured. By way of example only and not limitation, if Supplier fails to meet the Minimum Fill Rate for [***] consecutive weeks in a row, TFM would be entitled to a payment calculated as follows: if the dollar amount of the applicable Products received by the TFM Store from Supplier during week [***] was [***] and there were [***] of Products ordered in corresponding orders that were due to be delivered during that specific week, the resulting fill rate would be [***] for TFM for that week, and the difference between the actual fill rate dollar amount during such week of [***] and the Minimum Fill Rate dollar amount of [***], which means that Supplier would owe TFM a payment equal to [***], which is [***].

(d)     Service Level Parameters: KPIs.

(i)    Supplier agrees to use commercially reasonable efforts to attain each service level parameter (“SLP”) and other key performance indicator (“KPI”) requirements as agreed to by the parties. Supplier shall provide the service level data, supplier scorecards, on-time delivery and service level reports, and any and all other related data and reports as may be requested from time to time by TFM, in electronic format and at the time intervals as may be reasonably requested from time to time by TFM. TFM shall have access to ARRIVE (or such other successor delivery program as may be utilized from time to time by Supplier), Supplier’s online system that provides delivery status updates in real time.

(ii)    In the event of any failure to meet such SLPs or other KPI requirements, the Parties will work together in good faith to address any concerns and drive compliance.

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5.	PRICING; FEES; TAXES.

(a)    Pricing. The price of the Product to TFM equals: (i) UNFI Cost (as defined below) of the Product, plus (ii) the “Fee”, determined as follows: beginning on the Commencement Date and continuing through the first Annual Period, the Fee will be firm at [***] per case of Product. At the beginning of the [***] and each subsequent Annual Period, the Fee shall be adjusted upward or downward based on purchase revenue, as follows:

Cases Purchased by TFM During Preceding Annual Period	Revenue	Fee Per Case*
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(i)    [***] UNFI will review the Consumer Price Index (CPI) and potential material changes in the average cost of items. If UNFI determines that an adjustment (increase or decrease) to the upcharge is warranted based upon the CPI, the Parties will meet to discuss in good faith the implementation of such adjustments; provided, however, in no event shall any such adjustment (increase or decrease) in the applicable Fee exceed [***] for each Annual Period. Additionally, the parties acknowledge and agree that each party’s goal is to identify cost savings in all operations pursuant to this Agreement (for example, to explore alternative fuel, savings in picking and case handling issues, continual improvement on loading, unloading and receiving operations, etc.). The parties agree that senior level representatives from each party shall meet from time to time, but no less than [***] times annually, to review and discuss all service level data with respect to the Services provided by Supplier to TFM under this Agreement, in order for the parties to work together mutually to continually reduce overall costs under this Agreement for both parties. Any such cost reductions and other savings shall be shared between the parties.

(ii)    In the event TFM renews this Agreement for a [***] year as part of a Renewal Term, and so long as TFM achieved minimum purchase revenue of [***] for [***] year, the above Fees shall decrease by [***] (which shall be confirmed by the parties at the end of the [***] year of the Initial Term if the Agreement is renewed). In the event TFM renews this Agreement for a [***] year as part of an additional Renewal Term, and so long as TFM achieved minimum purchase revenue of [***] for the [***] year, the above Fees shall decrease by [***] (which shall be confirmed by the parties at the end of the [***] of the Term if the Agreement is renewed), and shall remain at such decreased Fees for any Renewal Terms after such [***] year as part of the Term.

(iii)    Supplier is required to cross-dock certain Products with certain distributors and a subset of TFM Stores, all as more specifically set forth by TFM from time to time. Transportation of cross dock Products with TFM’s mainline distributor will be mutually agreed upon between TFM and Supplier, and case rates adjusted accordingly also as mutually agreed between TFM and Supplier; provided, however, any such transportation savings for such cross-docking

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shall be shared between Supplier and TFM. In addition, TFM may require Supplier to cross-dock certain Products at various Supplier Facilities from time to time. In any such cross-docking scenario set forth in this Section 5(a)(iii), Supplier shall only be required by TFM to deliver up to [***] pallets per truck for any such cross-docked freight.

(iv)    For Non-Invoiced Crossdocks (as defined below), the Fee will be [***] per pallet and a [***] per case fee for pallet breakdown for such Non-Invoiced Crossdocks. All pallets (including Invoiced Crossdocks and Non-Invoiced Crossdocks) will be loaded for single TFM Stores only. For clarification purposes, the [***] will apply to all Non-Invoiced Crossdocks that are received by Supplier as shrink-wrapped pallets that do not require handling by Supplier. All Non-Invoiced Crossdocks that require breakdown and/or sorting shall be subject to the [***] per pallet Fee in addition to the [***] per case fee.

(v)    For purposes of this Agreement, “Non-Invoiced Crossdocks” shall mean so-called “bill-through,” “central bill,” “DSD” and “warehouse direct’’ purchases which are supplied to TFM by a vendor via crossdock through a Supplier Facility but not billed through Supplier. All Non-Invoiced Crossdocks must be received by Supplier shrink-wrapped, clearly marked, identified and sorted by the TFM receiving store destination . Supplier shall have no liability for any damage to Non-Invoiced Crossdocks Products delivered to TFM with the shrink-wrap not fully intact.

(b)    UNFI Cost. “UNFI Cost” shall mean the following: (i) the manufacturer list price to Supplier, plus (ii) applicable market freight for inbound transportation if the manufacturer list price is not a delivered price, plus (iii) if applicable, a risk adjustment (up or down) for bulk commodity products (i.e., a raw material and/or primary agricultural product shipped in large unpackaged amounts. [***].

(i)    UNFl Cost is not reduced by or adjusted [***]. Vendors to Supplier include, without limitation, third-party affiliates and divisions of Supplier.

(ii)    [***].

(iii)    UNFI Cost is subject to change from time to time in accordance with any price increases and price declines that Supplier may receive from its supplier of the applicable Product or any adjustments to market freight for inbound transportation if applicable.

(c)    Pick Charges. If TFM selects Products on the basis of picking versus case units, in addition to the Fee, Supplier will also charge, and TFM will also pay, the following pick charges (collectively, the “Pick Charges”): (i) [***] for each individually picked unit

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regardless of case purchase tier from the chart set forth above in Section 5(a) (which is inclusive of all warehousing costs, fees and handling costs associated with any Supplier repacking processes); and (ii) [***] upcharge for each pallet regardless of case purchase tier from the chart set forth above in Section 5(a).

(d)    Taxes. The price to TFM for Products are exclusive of all city, state, and federal excise taxes, including, without limitation, taxes on manufacture, sales, receipts, gross income, occupation, use and similar taxes. Wherever applicable, any tax or taxes will be added to the invoice as a separate charge to be paid by TFM. All Products purchased by TFM from Supplier that are tangible personal property shall be purchased for resale in the ordinary course of TFM’s business. TFM and Supplier shall comply with pertinent state and local laws regarding the collection and payment of sales, use, and other taxes applicable to all such resale transactions and furnish evidence thereof to the other party as may be reasonably requested from time to time by a party. If any such tangible personal property is put to a taxable use by TFM or is purchased by TFM other than for resale, TFM shall make timely return and payment to the proper taxing authority of all sales, use, and like taxes applicable thereto.

(e)    Pricing changes (up or down) to the Products will be presented with a [***] day lead time and will be implemented by the effective date. Notwithstanding, the prices for [***] is not subject to said notice requirements. Supplier reserves the right to invoice TFM a price for [***] based on market pricing and conditions, subject to the risk adjustment referenced above. To be clear, the price for [***] is not fixed and can fluctuate (up or down) daily as a result of market conditions.

6.	DELIVERY; TRANSPORTATION CHARGES.

(a)    Delivery. All orders made by TFM to Supplier shall be delivered [***] the applicable TFM Store. Title and risk of loss to the Products shall pass upon such delivery to the applicable TFM Store. Time is of the essence with respect to each Delivery Time. All deliveries are drop and go and Supplier shall cause all Products to be tendered to TFM at the applicable TFM Store: (i) on merchantable pallets as specified in Exhibit A, or, in the absence of pallets, in floor-stacked orders; (ii) encased in boxes suitable for handling; (iii) appropriately stacked and shrink-wrapped, with any required dunnage inserted; (iv) properly identified with labels describing the Product, the quantity of cases, and the total weight of the pallet or order; and (v) accompanied by an inbound manifest, and other warehousing documentation as TFM may require from time to time, reflecting a specific item-by-item description of all Products tendered and whether such Products must be stored at temperatures as directed by TFM.

(b)    On-Time Delivery Reports. Upon request, Supplier shall provide TFM with on-time delivery reports transmitted via email or by such other means as TFM may reasonably request from time to time.

(c)    Acceptance; Rejection; Claims. All merchandise claims for damages or mispicks of Products, and Products billed but not received (BNR) must be submitted to Supplier’s Claims Department within [***] of receipt of merchandise, and is subject to Supplier’s credit policy as set forth in Exhibit C. A credit memo will be issued by Supplier’s Claims Representative and will be applied or attached to the next invoice. Supplier’s Claims Representative may determine that the product may be discarded; however TFM may be requested to return UPC codes or lids. Freezer and cooler items cannot be returned . Notwithstanding anything contained herein to the contrary, the parties will, upon the reasonable request of TFM (which request shall be made, if at all, no sooner than [***] months following the Transition Completion Date), review the credit policy set forth in Exhibit C and evaluate implementation of a credit allowance program.

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(d)    Freight and Fuel. TFM shall reimburse Supplier for all fuel surcharges and other transportation costs, in addition to the Fees and Pick Charges for the Products, related to the transportation of the Products from the applicable Supplier Facilities to the TFM Stores (or any of TFM’s other suppliers of products in which the parties are utilizing cross-docking), and any recycling/reclamation items from the TFM Stores (the “Transportation Charges”), all as more specifically set forth on Exhibit D.

7.	PAYMENTS; DEFAULT; PACA.

(a)    Invoices; Payment; Default.

Customer will remit payment to the following address:

United Natural Foods, Inc.

PO Box 706

Keene, New Hampshire 03431

Attention: Accounts Receivable

(b)    Supplier may reach TFM’s accounts payable associate through the following contact information:

The Fresh Market, Inc.

628 Green Valley Road, Suite 500

Greensboro, North Carolina 27408

Phone: (336) 272-1338 [***]

Fax: [***]

Email: [***]

Attention: Accounts Payable Manager

(c)    All purchases of Products by TFM, and any other costs and fees due to Supplier from TFM, will be billed to TFM on a [***] basis, taking into account such purchases of Products, and costs incurred, by TFM, [***] from [***] as well as any credits (which shall be set forth on a separate line item) due to TFM pursuant to this Agreement, all of which shall be consolidated into one statement for TFM (each, a “Retailer Statement”). Supplier shall provide TFM with Retailer Statements via electronic method on [***]. In the event [***] is a legal holiday, the Retailer Statement shall be issued the following [***].

(d)    TFM shall remit payment to Supplier for each invoice. Payment shall be made by TFM to Supplier no later than [***] days from the date of the applicable invoice from Supplier (each, a “Payment Due Date”). All payments shall be in immediately available funds and shall be sent to Supplier utilizing one of the following payment methods at TFM’s sole discretion: (A) permit Supplier to pull funds from a designated TFM account equal to the amount of the invoice via Automated Clearing House, with immediately available funds provided to Supplier no later than the Payment Due Date; or (B) pay the amount due to Supplier by Automated Clearing House or by wire transfer initiated by TFM to

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Supplier’s account in accordance with Supplier’s written instructions with immediately available funds provided to Supplier no later than the applicable Payment Due Date.

(e)    TFM will be considered in default of payment if TFM fails to pay when due any undisputed amount owed to Supplier under this Agreement (each, a “Payment Default”). Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of a Payment Default, Supplier may, upon [***] days’ prior written notice to TFM, take any one of the following actions for any such occurrences of Payment Default until such Payment Default is cured: (x) condition delivery of Products and/or the Services on TFM’s prepayment by wire transfer of immediately available funds; (y) stop shipping Products to TFM Stores and/or providing the Services to TFM; or (z) withhold any or all amounts due by Supplier to TFM under this Agreement.

(f)    If TFM disputes any pricing or invoicing, TFM will so notify Supplier, promptly submit supporting documentation of such a dispute, and the parties will diligently attempt to resolve the pricing or invoicing issue. Notwithstanding anything to the contrary contained in this Agreement, TFM may hold its payment of any good faith disputed amounts contained in any Retailer Statement or other invoice until such time as the parties resolve such good faith disputed amounts.

(g)    PACA Payment Rights. TFM acknowledges and agrees that some of the Products sold by Supplier to TFM are sold subject to and with reservation of Supplier’s rights and remedies under PACA, and that invoices issued by Supplier in connection with this Agreement will contain provisions relating to such rights. By means of example and not limitation, the invoices may include the following language:

“The perishable agricultural commodities listed on this invoice are sold subject to the Statutory Trust authorized by Section 5(c) of the Perishable Agricultural Commodities Act, 1930 (7 U.S.C. 499 (e) (c)). The seller of these commodities retains a trust claim over these commodities, all inventories of food or other products derived from these commodities, and any receivables or proceeds from the sale of these commodities until full payment is received. Supplier is entitled to interest at the highest rate allowed by law on delinquent amounts and attorneys’ fees and costs in pursuing collections. ”

8.     REPRESENTATIONS, WARRANTIES AND COVENANTS. At all times during the Term, Supplier represents, warrants and covenants to TFM as follows:

(a)    All Products are guaranteed to be in a saleable condition by TFM as of the delivery of such Products at each TFM Store and pursuant to the Products’ respective Shelf-Life Periods;

(b)    Supplier shall possess all permits, licenses and certifications required by any federal, state or local governing body, as applicable and required pursuant to Suppliers’ obligations with respect to this Agreement, and will provide copies of the same to TFM upon request from time to time;

(c)    Supplier shall operate in compliance with all laws, rules, regulations and ordinances governing or related to the subject matter of this Agreement, and will materially meet all requirements that may from time to time be specified in applicable regulations now enforced or hereafter promulgated by any federal, state or local governing body, or otherwise related to Supplier’s performance of the Services under this Agreement, including but not limited to the Food Safety Modernization Act, the Perishable Agricultural Commodities Act of 1930 (7 U.S.C. 499) (“PACA”), and any amendments, rules, regulations, ordinances and successor laws thereto;

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(d)    Supplier shall notify TFM promptly, in writing, of any suspension, cancellation, termination, withdrawal, modification or transfer of operating authority of Supplier, the occurrence of which will give TFM the right, in addition to any other right or remedy available to TFM, to terminate this Agreement at its convenience without any liability hereunder upon giving Supplier written notice of termination;

(e)    Supplier has a reputable third-party auditing firm perform annual Global Food Safety Initiative Standards (GFSI) Audits and/or Third Party Good Distribution Practices (GDP) Audits at its Supplier Facilities. Supplier is in the process of obtaining certification to one of the GFSI-recognized programs (“Safe Quality Foods” or “SQF”) at all of the Supplier Facilities. As part of this initiative and in accordance with the Food Safety Modernization Act, the Supplier Facilities have Hazard Analysis and Critical Control Point (“HACCP”) plans and Supplier operates and maintains the Supplier Facilities in accordance with those plans. Supplier has HACCP trained personnel employed at each of the Supplier Facilities, and those personnel are responsible for ensuring the implementation of Supplier’s HACCP program. Upon request, Supplier shall provide TFM with a copy of its certification. Supplier complies with the Public Health Security and Bioterrorism Preparedness and Response Act of 2002.

(f)    As of the date of each delivery of Products to any TFM Store, Supplier shall have all right, title, and interest in and to the Products and all rights necessary to transfer such rights and title to TFM free of any lien, pledge, hypothecation or other encumbrance;

(g)    All Products supplied hereunder (i) to the best of Supplier’s knowledge, and Supplier represents that it requires its suppliers to represent and warrant that such Products supplied, shall not be adulterated or mis-branded within the meaning of such terms as set forth in the Federal Food, Drug and Cosmetic Act of 1938, and any amendments, rules, regulations, ordinances and successor laws thereto (the “FD&C Act”), (ii) to the best of Supplier’s knowledge, and Supplier represents that it requires its suppliers to represent and warrant that such Products supplied, are not products or other articles which are prohibited, under the provisions of the FD&C Act, from being lawfully introduced into interstate commerce, and (iii) shall be kept in the same condition as the Products were received and shall not otherwise be relabeled, re-packaged or otherwise tampered with while such Products are in the care, custody and control of Supplier;

(h)    Supplier is willing and able to undertake and perform the Services with respect to the procurement, storage, warehousing, handling and distribution of the Products pursuant to the requirements of TFM, including without limitation the terms set forth in this Agreement, and will provide such Services in a safe and workmanlike manner and in accordance with best industry practices;

(i)    Supplier shall provide the storage and warehousing space and personnel necessary and sufficient to perform the Services required by TFM and all other Supplier obligations set forth in this Agreement; and

(j)    Supplier will comply with all approved requirements and parameters of its SQF certification regarding proximity of the Products to other items which may be incompatible with storage of food products for human consumption.

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(k)    EXCEPT FOR THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THIS AGREEMENT, SUPPLIER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.     SUPPLIER RECEIVING AND HANDLING; QUALITY CONTROL.

(a)     Product Inspections and Inventory Procedures.

(i)    Supplier shall inspect all inbound Products to its Supplier Facilities to ensure the Products are correct as ordered and identified as required herein, and will otherwise be available for proper tender to TFM at the applicable Delivery Times. Supplier shall be solely responsible for any damages, claims, spoilage, contamination, tampering or other liability related to such Products as it relates to the sourcing of the Products as well as during the time period that the Products are in the care, custody and control of Supplier or its transportation designee.

(ii)     Supplier shall comply with all handling and inventory procedures shown on Exhibit E, at no additional charge to TFM.

(b)    Quality Control Audits. Supplier shall regularly inspect Product dates and the quality and integrity of all Products for conformance to the requirements of this Agreement. Supplier, at its sole cost and expense, shall designate a quality assurance representative at each Supplier Facility to (i) ensure adherence to all TFM specifications and quality requirements, and (ii) provide any reports or documents reasonably necessary as TFM may request to detail the same. If any inspection or test performed hereunder indicates a failure to conform to any specifications of TFM or the requirements of this Agreement, Supplier shall promptly advise TFM, and Supplier shall not deliver Products from such shipments without the express written consent of TFM, which consent may be granted or withheld in TFM’s sole discretion. Upon request and reasonable notice, Supplier shall make the Supplier Facilities available to TFM during regular business hours and at a mutually agreed to date and time for review, evaluation and compliance with this Agreement.

(c)    Category Management Support. Supplier will provide category management support for the agreed-upon schedule by TFM and Supplier department. Moreover, for so long as TFM has selected Supplier to supply TFM with any particular Sku (or Skus) to the TFM Stores being supplied by Supplier, and Supplier partners with TFM through the category management process to improve productivity of any such Sku (or Skus), TFM will not move such Sku (or Skus) to other distributors due solely to increased Sku (or Skus) velocity.

10.     SUPPLIER SUPPORT OBLIGATIONS. In addition to the other obligations of Supplier contained in this Agreement, Supplier shall provide the following support to TFM:

(a)     Supplier Personnel. Supplier shall assign, at no additional expense to TFM, the following Supplier personnel to assisting TFM’s account with Supplier as part of this Agreement:

(i)    [***] dedicated to TFM and located at a facility owned by TFM;

(ii)     [***] dedicated to TFM and located at a facility owned by the TFM;

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(iii)     [***] dedicated for TFM and located at a Supplier Facility; and

(iv)     [***] located at a Supplier facility will be available for support, but will not be dedicated solely to assist TFM.

Supplier shall have full control, direction, supervision, hiring, firing, discipline and any other related decision-making over such Supplier personnel, and in no event shall any such personnel of Supplier be considered or otherwise deemed an employee or agent of TFM.

(b)     Promotions.

(i)     Supplier will assist TFM with administering a [***] promotion program for TFM, including, but not limited to, [***].

(ii)    Supplier requires a minimum [***] weeks’ lead time from TFM on final information and estimated quantities for monthly promotions in order to insure maximum service level performance. In addition, additional advanced notice to coincide with product lead times as required by Supplier will be required for displays, shippers, and seasonal orders. Calculating lead time will not being until a Product item is fully set up in Supplier’s system as an available Sku.

(iii)    Supplier will present [***] promotion pricing when available from the manufacturer and subject to conditions negotiated between TFM and the manufacturer.

(iv)    In the event Supplier advances any promotional monies to TFM on behalf of the manufacturer, Supplier will bill back to TFM any promotional monies that are subsequently denied by the manufacturer or its authorized representative.

(c)     Advertising.

(i)    Supplier will assist TFM with administering manufacturer-sponsored [***] marketing programs, which may include print advertising, demos, and event marketing.

(ii)    In the event Supplier advances any advertising support monies to TFM on behalf of the manufacturer, Supplier will charge TFM for any advertising support monies subsequently denied by the manufacturer or its authorized representative.

(iii)    In the event Supplier acts on TFM’s behalf in processing ads, Supplier will charge the manufacturer or its authorized representative a fee to support advertising administration and processing; this fee is negotiated between Supplier and the manufacturer and is separate from any negotiations between TFM and Supplier.

(iv)    In the event Supplier acts on TFM’s behalf in processing coupons, coupons will be billed back to the manufacturer with a handling allowance. If TFM or the coupon clearing house charges a handling fee, Supplier will pass these fees along to manufacturer. If for any reason the manufacturer does not pay these fees, Supplier shall bill these fess to TFM and TFM shall pay these fees.

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(v)    Scans will be billed back to the manufacturer at face value, unless prior approval has been obtained by TFM to cover handling charges.

(vi)    Any permitted deductions by either party must be supported by appropriate documentation including but not necessarily limited to ad copy, demo reports and proof of performance.

(d)    New Item Introduction.

(i)    Supplier will use [***] efforts to bring new Products to distribution within [***] days from the date such Products become available from the manufacturer and all appropriate Supplier documentation related to such Product is approved and executed.

(ii)    Supplier will assist TFM with administering fees to the manufacturer on behalf of TFM for new item introductions. If for any reason the manufacturer does not pay these fees, Supplier shall bill these fees to TFM and TFM shall pay these fees.

(iii)    TFM must timely provide to Supplier appropriate documentation from the manufacturer or its authorized representative to support introductory fees.

(iv)    In the event Supplier acts on TFM’s behalf in processing new item introductory fees, Supplier will charge back to TFM any monies related to introductory fees denied by the manufacturer or its authorized representative.

(v)    In the event Supplier acts on TFM’s behalf in processing new item introductory fees, Supplier will charge the manufacturer or its authorized representative a fee to support administration and processing; this fee is negotiated between Supplier and the manufacturer and is separate from any negotiations between TFM and Supplier.

(e)    Data; Reports; Ownership. Supplier shall provide TFM with access to any and all data and related reports as it relates to this Agreement, including the following: cost file, product attributes, case cost, brand information, fill rate on-time, vendor funding, and all such information by specific TFM Store and in the aggregate for all TFM Stores, and in a form and [***] (collectively, the “TFM Data”). TFM has the right to store, utilize, manipulate, analyze or otherwise use or perform any analysis or function to such TFM Data as TFM may choose, at any time, and for whatsoever ‘reason.

(f)    Supplier shall assist TFM with the administrative process of Product bill-backs and help collect funds from such bill-back form invoice deductions upon TFM’s request. TFM shall provide a list of all vendors and suppliers who participate in the bill-back program and the product level support associated with each vendor and supplier. Supplier shall credit TFM all bill-back amounts to the extent such bill-back amounts can be collected by Supplier. In the event Supplier is unable to collect such bill-backs using its commercially reasonable efforts, then Supplier shall add such bill-back amounts to the upcoming Retailer Statement. TFM shall have the ability to participate in selling events and will otherwise have access to Supplier’s various electronic portals (edeals and promotional planning tools). In addition to the foregoing, Supplier shall make available to TFM any applications, centralized product management tools, and any other technology or related applications and functions (including, but not limited to, an order entry portal and customer portal), all at no additional charge or expense to TFM.

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11.    FEES.     Other than fees or other costs or expenses specifically set forth in this Agreement, TFM may not impose any fees (whether by deduction or invoice) without prior written authorization from Supplier. Such fees could relate but may not be limited to deliveries, incorrect UPC codes, files transmission issues and/or pricing discrepancies. These fees will not be accepted and all amounts will be the sole responsibility of TFM.

12.     RECORDS; FINANCIAL STATEMENTS; COMPLIANCE.

(a)    Records. Supplier will maintain, in accordance with generally accepted accounting practices, accurate and complete records that enable TFM to verify Supplier’s full compliance with this Agreement. During the Term and for a period of [***] years after the termination of this Agreement Supplier agrees to make all of its records relative to this Agreement available for inspection and review by TFM and its authorized representatives and agents, including TFM’s designated third party auditors, not more than once in a [***] period, upon reasonable request and during normal business hours and at a location and time mutually agreed to by the parties. lf discrepancies or questions arise, the records will be preserved until an agreement is reached between TFM and Supplier. TFM will be entitled to a refund for all amounts that any review report finds TFM overpaid to Supplier, and Supplier will be entitled to a reimbursement for all amounts that any review report finds Supplier undercharged TFM.

(b)    Financial Statements. As a publicly traded corporation Supplier’s financials are publicly available for TMF’s review, as are Supplier’s required certifications under the Sarbanes-Oxley Act of 2002.

(c)     Certifications; Sarbanes-Oxley Compliance.

(i)    Supplier shall maintain an effective system of internal control over financial reporting that provides reasonable assurances to TFM regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. If Supplier seeks to engage third parties (including, but not limited to, a third-party software solution provider) to provide any services with respect to TFM, Supplier shall cause all such third parties to comply with all applicable obligations of this Section 12.

(ii)    In the event Supplier is found to have a failure that is considered a material weakness during an audit and Supplier receives a qualified auditors opinion and Supplier does not otherwise remediate the findings within [***], such failure to remediate shall be considered a default under this Agreement and TFM shall have the right to terminate this Agreement upon written notice to Supplier without any liability hereunder.

(iii)    Supplier acknowledges that its responsibilities related to supporting the TFM’s annual attestation includes: (A) maintaining a system of books and records over the inventory transactions and balances attributable to TFM; (B) performing physical counts; and (C) safeguarding the Products.

13.    INSURANCE.    Supplier shall carry, at Suppliers’ sole cost and expense, the following types of insurance with an insurance company or companies qualified to transact business in the states in which the Services and the Products are provided to TFM:

(a)    Commercial general liability insurance with “Occurrence Form” products coverage on all services, equipment or Products provided to TFM, stipulating minimum coverage limits of not less than

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[***] for each occurrence, and naming TFM as an additional insured under said policy with no less than the limits and coverages specified herein, via endorsement forms CG 20 10, CG 20 37 and CG 20 15 (or equivalent endorsements subject to TFM’s approval), which such insurance shall be “primary” and “non-contributory” as to any other insurance available to TFM;

(b)    Workers’ compensation insurance at statutory limits as required by applicable law (including Employer’s Liability Insurance in an amount of not less than [***] covering all persons employed by Supplier in connection with the performance of the Services, associated with the Products and/or any other services provided herein by such persons to TFM;

(c)    Business auto liability insurance (including owned, leased, hired and non-owned vehicles) for all vehicles of Supplier, or vehicles used by Supplier in connection with the performance of the Services or Products provided herein, stipulating minimum coverage limits of not less than [***] combined single limit for bodily injury, personal injury and property damage, and naming TFM as an additional insured via endorsement form CA 20 48 (or equivalent endorsement subject to TFM’s approval);

(d)    Supplier shall procure or otherwise maintain a property, warehouseman legal liability and/or other stock throughput extension, in an amount not less than the value of the Products and related goods at each Supplier Facility, no later than [***] days after the Commencement Date;

(e)    Excess/Umbrella liability coverage applying on a “following form” basis in excess of the commercial general liability, employer’s liability and business auto liability policies referenced above, with minimum limits of not less than [***];

(f)    Required limits of liability may be provided through a combination or primary and excess policies; and

(g)    As of the Effective Date, Supplier shall deliver to TFM a Certificate of Liability Insurance and all applicable endorsements evidencing each type of insurance coverage and extension listed above. Each policy shall be endorsed to provide a Waiver of Subrogation in favor of TFM. Each policy shall be endorsed to provide TFM with no less than [***] days’ written notice to TFM prior to any cancellation of such policy, except in the case of non-payment of premium, wherein no less than [***] prior written notice shall be furnished to TFM. All policies must be issued by a company having an [***] or the equivalency of the then-prevailing insurance rating bureau or other successor rating system. Supplier shall provide TFM with copies of the Certificates of Liability Insurance and all applicable endorsements upon renewal and upon TFM’s request from time to time.

14.     INDEMNIFICATION.

(a)    TO THE FULLEST EXTENT ALLOWED BY LAW, SUPPLIER WILL DEFEND (BUT ONLY IF SO ELECTED BY TFM IN ITS SOLE DISCRETION), INDEMNIFY, REIMBURSE AND HOLD HARMLESS TFM, ITS SUBSIDIARIES, AFFILIATES, PARTNERSHIPS, JOINT VENTURE PARTNERS, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, REPRESENTATIVES, AGENTS, AND EMPLOYEES (EACH, AN “INDEMNIFIED PARTY”, AND COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST ALL THIRD PARTY CLAIMS, DAMAGES, LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS’ FEES AND EXPENSES INCURRED BY AN INDEMNIFIED PARTY IN ENFORCING SUPPLIER’S

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INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT) (COLLECTIVELY, “DAMAGES”), IN ANY MANNER ARISING OUT OF, RELATED TO, OR RESULTING FROM THE PROCUREMENT OF THE PRODUCTS UNDER THIS AGREEMENT, THE WAREHOUSING OR OTHER STORAGE SERVICES PROVIDED UNDER THIS AGREEMENT, OR OTHERWISE SUFFERED BY ANY SUCH INDEMNIFIED PARTIES AS A RESULT OF SUPPLIER’S NEGLIGENT ACTS OR OMISSIONS, ANY INTENTIONAL OR WILLFUL MISCONDUCT, OR A BREACH OF THIS AGREEMENT, AND REGARDLESS OF WHETHER OR NOT AN INDEMNIFIED PARTY WOULD OTHERWISE BE LIABLE FOR SUCH DAMAGES UNDER A STATUTORY OR COMMON LAW STRICT LIABILITY STANDARD. FOR THE AVOIDANCE OF DOUBT, SUPPLIER SHALL NOT BE OBLIGATED TO INDEMNIFY ANY INDEMNIFIED PARTY HEREUNDER TO THE EXTENT OF THAT PORTION OF ANY DAMAGES RESULTING FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

(b)    WITHOUT LIMITATION TO THE GENERALITY OF SECTION 14(A), AND TO THE FULLEST EXTENT ALLOWED BY LAW, SUPPLIER WILL INDEMNIFY, REIMBURSE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ALL DAMAGES (EXCLUDING THIRD PARTY DAMAGES WHICH ARE COVERED BY SECTION 14(A) HEREIN), IN ANY MANNER ARISING OUT OF, RELATED TO, OR RESULTING FROM THE PROCUREMENT OF THE PRODUCTS UNDER THIS AGREEMENT, THE WAREHOUSING OR OTHER STORAGE SERVICES PROVIDED UNDER THIS AGREEMENT, OR OTHERWISE SUFFERED BY ANY SUCH INDEMNIFIED PARTIES AS A RESULT OF SUPPLIER’S NEGLIGENT ACTS OR OMISSIONS, ANY INTENTIONAL OR WILLFUL MISCONDUCT, OR A BREACH OF THIS AGREEMENT. FOR THE AVOIDANCE OF DOUBT, SUPPLIER SHALL NOT BE OBLIGATED TO INDEMNIFY ANY INDEMNIFIED PARTY HEREUNDER TO THE EXTENT OF THAT PORTION OF ANY DAMAGES RESULTING FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

(c)    WITHOUT LIMITING THE PARTIES’ OTHER RIGHTS AND REMEDIES, AND NOTWITHSTANDING SUPPLIER’S INDEMNIFICATION OBLIGATIONS CONTAINED IN SECTION 14(a) AND (b), IN THE EVENT PURCHASERS OF PRODUCTS (OTHER THAN TFM PRIVATE LABEL PRODUCTS) FROM TFM CLAIM SUCH PRODUCTS ARE DEFECTIVE, SUPPLIER SHALL INDEMNIFY, DEFEND, REIMBURSE AND HOLD HARMLESS TFM FROM ANY DAMAGES SUFFERED BY ANY SUCH INDEMNIFIED PARTIES AS IT RELATES TO ANY SUCH ALLEGED OR ACTUAL DEFECT OF PRODUCT, INCLUDING BUT NOT LIMITED TO PROPERTY OR INJURY TO PERSON (INCLUDING DEATH) ARISING FROM SUCH DEFECTIVE PRODUCTS AS WELL AS ALL REASONABLE ATTORNEYS’ FEES INCURRED IN DEFENDING SUCH ACTION, EXCLUDING TO THE EXTENT THE DAMAGES ARISE FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED-PARTY.

(d)    IF ANY CLAIMS ARE BROUGHT AGAINST ANY INDEMNIFIED PARTY BY ANY PERSON DIRECTLY OR INDIRECTLY EMPLOYED BY SUPPLIER OR ANY PERSON FOR WHOSE ACTS SUPPLIER MAY BE LIABLE (INCLUDING BUT NOT LIMITED TO ANY EMPLOYEES OR AGENTS OF SUPPLIER OR ANY OF SUPPLIER’S CONTRACTORS OR SUBCONTRACTORS), THE INDEMNIFICATION OBLIGATIONS OF SUPPLIER SHALL BE ABSOLUTE AND NOT LIMITED OR AFFECTED TN ANY WAY BY ANY CLAIMS OR BENEFITS PAID OR PAYABLE BY OR FOR SUPPLIER UNDER ANY WORKERS’ COMPENSATION ACTS, DISABILITY BENEFIT ACTS, OR OTHER EMPLOYEE BENEFIT ACTS. IF ANY SUPPLIER EMPLOYEE OR AGENTS OF SUPPLIER OR ANY OF SUPPLIER’S CONTRACTORS OR SUBCONTRACTORS SEEK ANY REMEDIES AGAINST TFM IN LIEU OF OR IN ADDITION TO HIS OR HER REMEDIES UNDER SUPPLIER’S (OR SUPPLIER’S CONTRACTORS’ OR SUBCONTRACTORS’) WORKERS’ COMPENSATION POLICY, SUPPLIER WILL INDEMNIFY AND HOLD HARMLESS TFM AGAINST SUCH CLAIMS, EXCLUDING TO THE EXTENT SUCH DAMAGES FOR WHICH THE WORKER SEEKS REMEDIES THAT ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

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(e)    SUPPLIER COVENANTS NOT TO SETTLE ANY MATTER UNDER THIS AGREEMENT WITHOUT OBTAINING TFM’S PRIOR WRITTEN CONSENT. SUPPLIER AGREES THAT THE BENEFITS OF THIS SECTION 14 SHALL APPLY TO ALL INDEMNIFIED PARTIES AND THAT ANY ONE THEREOF MAY ENFORCE THE PROVISIONS HEREOF DIRECTLY AGAINST SUPPLIER.

15.    FORCE MAJEURE AND DESTRUCTION OF SUPPLIER FACILITIES.    In the event of any occurrence beyond the reasonable control of either party (excluding financial inability or equipment breakdown such as warehouse refrigeration unit breakage), including, but not limited to fire, earthquakes, floods, major snow/ice occurrences accidents, war, civil unrest, national emergency, epidemics, acts of God, terrorist activity, insurrection, riot, strike, lockout, or other industrial disputes, robbery, hijack, government regulations, or acts of government, or embargoes, strikes, labor difficulties, shortage of labor, fuel or power, such party’s performance shall be excused to the extent the inability to perform was caused by such occurrence. In addition, in the event of damage to or destruction of a Supplier Facility so that Supplier can no longer store Products at such Supplier Facility pursuant to the terms hereof, for whatever cause, the parties shall meet and engage in good faith discussions to develop a mutually agreeable plan for continuing services.

16.    DISPUTE RESOLUTION.    Any material controversy, claim or dispute of whatever nature arising between the parties out of or relating to this Agreement (a “Dispute”), shall be resolved by a four step process: (a) Dispute Notice (as defined below); (b) Senior Management Discussions; (c) Non-Binding Mediation; and, if necessary (d) Filing of a Civil Action.

(a)    If a party becomes dissatisfied with a material aspect of the business relationship, that party shall provide the other party with a written notice (a “Dispute Notice”) setting forth the nature of the Dispute.

(b)    The parties shall attempt in good faith to resolve the Dispute through discussions between the parties’ senior management. This step may or may not involve in-person meetings between senior management. If the Dispute has not been resolved through senior management discussions as provided above within [***] after receipt of the Dispute Notice, or if a party fails or refuses to participate in those discussions, then the Dispute will go to non-binding mediation.

(c)     Either party may commence mediation by providing the other party a written request for mediation (“Request for Mediation”), setting forth the subject of the Dispute and the relief requested. The parties will cooperate with one another in selecting a mediator and in scheduling the mediation proceedings – including date and location. The parties agree that the mediation will be non-binding. The parties agree that they will participate in the mediation in good faith, and that they will share equally in its costs other than each party’s attorneys’ fees. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or [***] days after the date of filing the written Request’ for Mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the parties so desire. The provisions of this Clause may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the party against whom enforcement is ordered.

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(d)    If the mediation fails to resolve the Dispute or if the requirements described in (3) are satisfied, a party may file a civil action. The parties each hereby submit to the venue of such courts in the domicile of the non-suing party. The parties agree to a bench trial.

(e)    Each party hereby waives any and all rights it may have to receive exemplary or punitive damages with respect to any claim it may have against the other party, it being agreed that no party will be entitled to receive money damages in excess of its actual compensatory damages, notwithstanding any contrary provision contained in the this Agreement or otherwise. Further, in any civil action regarding this Agreement, each party shall be responsible for its own attorney fees.

17.    GOVERNING LAW AND JURISDICTION.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any state’s choice or conflicts of laws principles that may require the application of the laws of another jurisdiction.

18.    NOTICES.    All notices required or permitted hereunder shall be given in writing and shall be effective for all purposes on the date of receipt if hand delivered or sent by (a) certified or registered United States mail, postage prepaid or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) via email, with proof of transmission, with hard copy sent immediately thereafter pursuant to subsection (b) above, in each case addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto in a written notice to the other parties in the manner provided for in this Section 18):

If to Supplier:	United Natural Foods, Inc.
Attn: [***]
313 Iron Horse Way
Providence, Rhode Island 02908
Phone: [***]
Fax: [***]
Email: [***]

Witha copy (which shall not constitute notice) to:

United Natural Foods, Inc. Attn: General Counsel 313 Iron Horse Way
Providence, Rhode Island 02908
Phone: [***]
Fax: [***]
Email: [***]

If to TFM:	The Fresh Market, Inc.
Attn: [***]
628 Green Valley Road, Suite 500
Greensboro, North Carolina 27408

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Phone: [***]

Email: [***]

With a copy (which shall not constitute notice) to:

The Fresh Market, Inc.

Attn: General Counsel

628 Green Valley Road, Suite 500

Greensboro, North Carolina 27408

Phone: [***]

Email: [***]

19.    CONFIDENTIALITY.     Supplier and TFM agree not to disclose, and to keep confidential, all information concerning the terms of this Agreement and the business practices, strategies, operating procedures and pricing structures employed by the other party, and to employ reasonable measures designed to prevent such information from being divulged to third parties. For greater certainty, it is expressly acknowledged and agreed that in no event may Supplier utilize or share any information it learns regarding TFM, the Products, TFM’s ordering schedules, Product mix or volumes, proposed store locations, changes in store base, commercial information regarding TFM’s relationships with its suppliers and vendors, or any other portion of TFM’s business for any reason other than the direct performance of its obligations described in this Agreement. Notwithstanding the foregoing, no information shall be considered confidential which (a) is known to the receiving party prior to disclosure by the disclosing party without any restrictions on confidentiality; (b) is disclosed to the receiving party by a third party who is not under any obligation of confidentiality to the disclosing party; (c) is publicly available other than as a result of a breach of the receiving party of its obligation of confidentiality set forth herein; (d) disclosed to existing or prospective lenders or investors, who are also under a contractual or legal duty to maintain confidentiality under no less than the standard set forth herein; (e) involves disclosures required by applicable law or rule of any national securities exchange or governmental authority; or (f) is required to be disclosed in any legal proceeding or pursuant to applicable law; provided, that prior notice is given to the disclosing party whenever possible or legally permissible. The obligations of confidentiality contained herein shall survive the expiration or earlier termination of this Agreement for a period of [***].

20.     MISCELLANEOUS.

(a)    Relationship between Parties. It is understood and agreed that Supplier is an independent contractor for purposes of this Agreement, and TFM will neither direct the manner nor the method by which Supplier performs its duties under this Agreement. The Parties do not intend to create an employment, joint venture, partnership or agency relationship between TFM and Supplier. Supplier acknowledges that it is an independent contractor for all purposes. As an independent contractor, Supplier acknowledges and agrees that TFM will not be responsible for payment of any F.I.C.A., F.U.T.A., or other similar charges or withholdings on behalf of Supplier, and that it is Supplier’s obligation to report and pay all federal, state and local income, self-employment and other taxes due on all compensation paid to Supplier by TFM. Neither Supplier, nor any of its employees, independent contractors, agents or representatives will have any claim under this Agreement or otherwise against TFM for vacation pay, sick leave, retirement benefits, Social Security, workers’ compensation, disability, employment insurance benefits or employee benefits of any kind. Supplier is solely responsible for compensating its employees, independent contractors, agents and representatives who perform any obligations pursuant to this Agreement.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 22 OF 33

(b)    Successors and Assigns; Assignment. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns; provided, however, in no event shall Supplier assign, subcontract or delegate any of its rights or obligations under this Agreement without the prior written consent of TFM. In no event shall TFM be required to obtain consent from Supplier or otherwise be prevented from assigning this Agreement in the event of any merger, change in control or other ownership structure change of TFM. Notwithstanding, Supplier shall have the right, at its election, to require the submittal and approval of a credit application to determine whether Supplier will require an adjustment in the payment terms to be extended to an acquiring ownership entity.

(c)    Promotional Matters. Each party agrees that (i) nothing in this Agreement shall give either party or any of its affiliates any right, title or interest in any trademarks, service marks, or trade secrets of the other party, (ii) neither party nor any of its affiliates will apply for or obtain a registration for any trademark or service mark of the other party, or any similar mark thereto, (iii) upon expiration or termination of this Agreement, each party will cease all usage of any name or mark of the other party or its affiliates. Notwithstanding anything to the contrary contained herein, in no event shall Supplier use any logos, trademarks, service marks, or other similar intellectual property of TFM without obtaining TFM’s prior written consent, nor shall either party issue any press release or other similar communication to the public or any other third party regarding any matter under this Agreement (including but not limited to the fact that the Agreement exists) without obtaining the prior written consent of the other party. Further, Supplier agrees that it will not disclose the e-mail address, address, phone number or fax number of any TFM employee or TFM Store to any third-party except to the extent necessary for Supplier to perform its obligations under this Agreement. Supplier will not send advertisements, marketing materials, promotional materials or other promotional communications to any TFM employee or TFM Store using any e-mail address, address, phone number or fax number of any TFM employee or TFM Store.

(d)    Severability. lf any provision contained in this Agreement is held to be unenforceable by a court of law or equity, this Agreement will be construed as if such provision did not exist, and the unenforceability of such provision will not in any way affect the enforceability of any other provision of this Agreement.

(e)    Waiver. The failure to enforce, or the waiver by either party of, one default or breach of the other party will not be considered to be a waiver of any subsequent default or breach.

(f)    Section Headings. The section headings of this Agreement are for reference only and will not be considered in the interpretation of this Agreement.

(g)    Counterparts. This Agreement may be executed in one or more counterparts, and via facsimile, pdf or other electronic signatures, all of which will be considered one and the same agreement, and will be effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

(h)    Entire Agreement. This Agreement, the Exhibits, schedules and related documents referenced in this Agreement, constitute the entire and integrated agreement between TFM and Supplier with respect to the subject matter of this Agreement. All previous understandings, either written or oral,

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 23 OF 33

between the parties are annulled and superseded. No modification to this Agreement will be binding on either party unless it is in writing and signed by both TFM and Supplier. All disclaimers, conditions, limitations of liability and other terms set forth in any pre-printed form, purchase order, bill of lading, receipt, invoice, acknowledgment, packing slip, confirmation, click-through or click-wrap agreement or other document or agreement of Supplier or TFM which conflict with or add to the terms of this Agreement will not be binding on either party and are hereby rejected.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 24 OF 33

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by an authorized officer or representative, all as of the Effective Date.

THE FRESH MARKET, INC.

By:	/s/ Richard Anicetti
Name:	Richard Anicetti
Title:	President & Chief Executive Officer

UNITED NATURAL FOODS, INC.

By:
Name:
Title:

EXHIBITS

Exhibit A – Product Procurement; Skus; TFM Skus Shelf-Life Periods

Exhibit B – Ordering Schedules; Delivery Times

Exhibit C – Supplier Credit Policy

Exhibit D – Transportation Charges

Exhibit E – Receiving; Handling Procedures

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 24 OF 33

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by an authorized officer or representative, all as of the Effective Date.

THE FRESH MARKET, INC.

By:	/s/ RICHARD ARICETTI
Name:	RICHARD ARICETTI
Title:	President & Chief Executive Officer

UNITED NATURAL FOODS, INC.

By:	/s/ SEAN F. GRIFFIN
Name:	SEAN F. GRIFFIN
Title:	COO

EXHIBITS

Exhibit A – Product Procurement; Skus; TFM Skus Shelf-Life Periods

Exhibit B – Ordering Schedules; Delivery Times

Exhibit C – Supplier Credit Policy

Exhibit D – Transportation Charges

Exhibit E – Receiving; Handling Procedures

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 25 OF 33

EXHIBIT A

PRODUCT PROCUREMENT; SKUS; TFM SKUS; SHELF-LIFE PERIODS*

Name	Minimum Shelf Life (to TFM stores)
Deli
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Seafood
[***]	[***]
[***]	[***]
[***]	[***]
CMS
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Dairy
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Coffee
[***]	[***]
[***]	[***]

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 26 OF 33

Name	Minimum Shelf Life (to TFM stores)
Meat
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Fresh Beef [***] [***] [***]	[***] [***] [***]
Fresh Pork [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***]
[***]	[***]
Fresh Poultry [***] [***]	[***] [***]
Fresh Lamb & Veal	[***]
Fresh Fish/Oysters
[***]	[***]
[***]	[***]
*Signature custom items only

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 27 OF 33

Name	Minimum Shelf Life (to TFM stores)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
VMS
[***]	[***]
[***]	[***]
Dry Grocery	[***]
Frozen	[***]
[***]	[***]

Note: Days include delivery day

*	Discrepancies in shelf — life will be resolved by mutual agreement of the parties prior to the Transition Complete Date.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 28 OF 33

EXHIBIT B

ORDERING SCHEDULES; DELIVERY TIMES

ORDER SCHEDULES

Please See Attached for Delivery and Order Schedules.

DELIVERY TIMES

Each order of Products placed by TFM shall be delivered by Supplier [***] between the hours of 6:00 AM and 6:00 PM Eastern Time.

THE FRESH MARKET DELIVERY SCHEDULE							NORTH STORES

CUST NO.	ST NO.	CITY	ST	1ST CUTOFF TIME	1ST DEL	2ND CUTOFF TIME	2ND DEL	All Stores Delivery Window: 6am-6pm
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	3RD CUTOFF TIME	3RD DEL
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 29 OF 33

EXHIBIT C

UNFI CREDIT POLICY

REQUESTING CLAIMS:

➢

Please check in your order immediately upon delivery. All box, tote, and piece count discrepancies must be noted on the billing manifest. A signed billing manifest acknowledges receipt of items as verified by the driver.

➢	Bulk items are subject to insect contamination. Please inspect all items promptly.

➢	All claims must be requested within [***] after delivery. This includes orders shipped via Ocean Freight.

➢	The following information must be supplied when requesting a claim:

○	Customer name and

account number

○	Invoice number, Item code and

brief description

○	Quantity -Please note which you are requesting, eaches or case credit (partial case credit may be given for damaged items).

➢

Please include reason for claim: As part of our process, all claims are subject to research before being approved. Do not toss or destroy any product without pre-approval from the department. Providing complete and accurate information helps us to properly research requests and issue credits in a timely manner

➢	Please leave the UNFI Pick Sticker on your returns

UNFI will not issue credit for the following:

➢	We cannot issue credit for any claims reported more than [***] after delivery.

➢	Credit on private label items that are damaged in the internal case/not visible to UNFI

➢	Discontinued items

➢	Shelf Worn Products that do not sell

➢	Retailer’s promotional or ad items

➢	Seasonal or Holiday merchandise

➢	Appliances or Media products

➢	Consumer returns not authorized by the manufacturer

➢

Product within UNFI Code Dates – UNFI guarantees that dated perishables will have a minimum expiration date of [***] at the time of delivery. We strive to provide a minimum of [***] on all non-perishable products.

RETURNING PRODUCT:

➢

Credit will be issued within [***] of credit request being emailed or called in. Store will receive a credit memo/invoice on next delivery. If an item is picked up and is not returned in salable condition, the credit will be reversed.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 30 OF 33

➢	All returns must be approved by the UNFI credit department prior to being returned and must be in original cartons/packages, free of price tags and in saleable condition or NO credit will be issued.

➢

Authorized returns will be picked up via the UNFI driver on your next delivery. UNFI drivers cannot accept returns without pre-authorization. All returns are subject to UNFI verification for credit to be considered final.

➢	UNFI will make three attempts to pick up your returns, after the third attempt you will be debited back.

➢

While a credit may be issued for approved claims involving frozen or perishable Products that are reported to UNFI within the required [***], UNFI does not typically pick up frozen or perishable Products for return and Customer will be asked to dispose of said Products. In certain cases, however UNFI may elect to pick up certain frozen or perishable Products and will so advise Customer.

MISCELLANEOUS INFORMATION:

➢	Restock fee - Misordered and returned items will be charged a restock fee. Orders returned to the UNFI warehouse as refused or undelivered may be subject to a higher fee.

➢	Will Call - Customers picking up at the UNFI warehouse must check orders on site. By signing the Billing Manifest you acknowledge receipt of the items invoiced.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 31 OF 33

EXHIBIT D

TRANSPORTATION CHARGES

For purposes of Supplier transporting (or arranging the transportation of) the Products to TFM Stores, the following transportation charges shall apply:

For direct store delivery to the TFM Stores and for cross-dock deliveries, Supplier will add a fuel surcharge pursuant to the below chart. The price per gallon for setting the fuel surcharge will be determined [***] using the [***] from the [***]. The [***] cost per gallon for any [***] will be calculated as follows: the average of the [***] prices (the sum of the four [***] prices, divided by four), [***] fuel surcharge [***] will be applied to each invoice / Retailer Statement provided by Supplier to TFM, and added as a separate line item on each such invoice / Retailer Statement as follows:

Cost Per Gallon	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Delivery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Gallon	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Delivery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Gallon	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Delivery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

For purposes of this Agreement, the Supplier Facilities are located as follows:

•	[***]

•	[***]

•	[***]

•	[***]

The parties acknowledge and agree that Supplier shall provide TFM with no less than [***] prior written notice of the date in which Supplier will construct, move, abandon or otherwise no longer utilize any particular Supplier Facility as set forth above.

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 32 OF 33

EXHIBIT E

RECEIVING; HANDLING PROCEDURES

General

1.

Stores must verify pallet counts match the driver bill of lading/delivery manifest at the time of the delivery. Note: TFM will have [***] to file a claim for case shortages, concealed damage or short date coded product.

2.	Detailed case count for [***] must be completed at [***].

3.

Bill of lading/delivery manifest must be signed by store associate, prior to the driver leaving (this is acknowledgement that the store received the product as tendered). Discrepancies should also be noted on the delivery paperwork prior to driver leaving.

Time of Delivery

1.	A TFM associate must greet the driver upon arrival, ensuring the driver signs in at the store.

2.

If the trailer is sealed, a TFM associate is required to verify the seal number matches the number listed on the bill of lading and breaks the seal. If the seal is missing or broken, it must be noted on the bill of lading and the distributor customer service contacted immediately.

Note: Trailer seals will only be used for our mainline providers. This does not include Haddon House or Direct – store - deliveries

3.	A total pallet count must be performed and verified with the delivery paperwork.

4.	A detailed case count must be performed for the [***] departments and verified with the invoice. All discrepancies must be noted on the delivery paperwork.

5.	Stores must complete random temperatures checks for [***] and [***]. Products not meeting TFM temperature or date code specification should be refused and noted on the delivery paperwork.

6.	The delivery driver for our mainline provider (excludes UNFI/Haddon House), will be required to place full pallets in the cooler/freezer.

7.	All discrepancies must be noted on the bill of lading and the appropriate distributor customer service representative contacted or a completed via receiving manager while the driver is present.

8.	Distributors are responsible for pallet exchanges. At a minimum, distributors should receive the same number of empty pallets as they delivered.

9.	Prior to the driver departing, the store must sign the delivery paperwork and provide a signed copy of the paperwork to the driver.

10.	If the driver has additional TFM deliveries on the truck, the store associate will re- seal the trailer and note the new seal number on the paperwork for the next store.

Detailed Receiving Procedure

1.	Stores will have [***] to detail receive product, including unsaleable merchandise and file the appropriate claims.

2.	Stores must complete a detailed piece and case count for all products which includes: mispicks, shortages, overages, damages or short date coded products.

3.	Random weight items must also be verified.

4.	Discrepancies must be reported to the appropriate customer service department and the following information provided:

PRODUCT SUPPLY AND STORAGE AGREEMENT BETWEEN THE FRESH MARKET, INC. AND UNITED NATURAL FOODS, INC.	PAGE 33 OF 33

a.	Store #
b.	TFM associate name
c.	Invoice #
d.	Item code
e.	Reason for claim Overage, Shortages, Damages, unsaleable merchandise, Mispicks, Temperature or Date Code. Please be sure to include quantities when appropriate.
f.	Claim amount ($)

5.	Customer service will provide a reference number/transaction number as well as direction regarding product disposition.

Customer Service Contact Information

UNFI/Haddon House

Phone:	[***]
Email:	[***]
Hours:	[***]
[***]